Exhibit 99.2

Zynga Announces First Quarter 2017 Financial Results

SAN FRANCISCO, May 4, 2017 – Zynga Inc. (Nasdaq: ZNGA) has released its first quarter 2017 financial results by posting management’s Q1 2017 Quarterly Earnings Letter on its website.  Please visit http://investor.zynga.com/results.cfm to view the letter.

Zynga management will also host a Q&A session at 2:30 p.m. Pacific Time (5:30 p.m. Eastern Time) to discuss Zynga’s first quarter 2017 performance. Questions may be asked on the call, and Zynga will respond to as many questions as possible.

The live Q&A session can be accessed at http://investor.zynga.com – a replay of which will be available through the website after the call – or via the below conference dial-in number:

•	Toll-Free Dial-In Number: (800) 537-0745
•	International Dial-In Number: (253) 237-1142
•	Conference ID: 8421972

About Zynga Inc.

Since its founding in 2007, Zynga’s mission has been to connect the world through games. To-date, more than 1 billion people have played Zynga’s games across Web and mobile, including FarmVille, Zynga Poker, Words With Friends, Hit it Rich! Slots and CSR Racing. Zynga’s games are available on a number of global platforms including Apple iOS, Google Android, Facebook and Zynga.com. The company is headquartered in San Francisco, Calif., and has additional offices in the U.S., Canada, U.K., Ireland, India and Finland. Learn more about Zynga at http://blog.zynga.com or follow us on Twitter and Facebook.

Contacts

Investor Relations Contact

Rebecca Lau

investors@zynga.com

Press Contact

Stephanie Hess

shess@zynga.com

Zynga Q1 2017 Earnings Highlights

MOBILE GROWTH

Mobile Revenue
Q1'17 +19% Y/Y

Mobile Bookings
Q1'17 +27% Y/Y

$139M
$137M
$162M
$167M
$176M
$136M
$138M
$146M
$155M
$162M
Q1'16
Q2'16
Q3'16
Q4'16
Q1'17
Mobile Revenue
Mobile Bookings

Highest Mobile Revenue & Bookings in Zynga History
driven by our strongest performance in mobile user pay

LIVE OPERATIONS – POKER SPOTLIGHT

Zynga Poker, one of our forever franchises, achieved its highest quarterly mobile performance in its 10-year franchise history

MOBILE REVENUE +63% Y/Y

MOBILE BOOKINGS +76% Y/Y

MOBILE AUDIENCE +78% Y/Y

"We're off to a great start in 2017. We delivered a strong quarter, beating guidance on all key financial measures and posting some of our best results in years."
Frank Gibeau, CEO

MOBILE AUDIENCE

18M
Mobile DAUs

+17% Q/Q

+16% Y/Y

Non-GAAP Financial Measures

We have provided in this press release certain non-GAAP financial measures to supplement our consolidated financial statements prepared in accordance with GAAP (our “GAAP financial statements”). Management uses non-GAAP financial measures internally in analyzing our financial results to assess operational performance and liquidity. Our non-GAAP financial measures may be different from non-GAAP financial measures used by other companies.

The presentation of our non-GAAP financial measures is not intended to be considered in isolation or as a substitute for our GAAP financial statements. We believe that both management and investors benefit from referring to our non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. We believe our non-GAAP financial measures are useful to investors because they allow for greater transparency with respect to key financial measures we use in making operating decisions and because our investors and analysts use them to help assess the health of our business.

We have provided reconciliations of our non-GAAP financial measures used in this press release to the most directly comparable GAAP financial measures in the following tables. Because of the following limitations of our non-GAAP financial measures, you should consider the non-GAAP financial measures presented in this letter with our GAAP financial statements.

Key limitations of our non-GAAP financial measures include:

•

Bookings does not reflect that we defer and recognize online game revenue and revenue from certain advertising transactions over the estimated average life of durable virtual goods or as virtual goods are consumed.

	Three Months Ended
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Reconciliation of Revenue to Bookings: Mobile
Revenue	$161,613	$154,674	$145,906	$138,125	$135,667
Change in deferred revenue	14,508	12,387	16,413	(1,492)	3,095
Bookings: Mobile	$176,121	$167,061	$162,319	$136,633	$138,762